                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      /X/        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                             ARIBA, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                     [LOGO]

                                  ARIBA, INC.
                              1565 CHARLESTON ROAD
                        MOUNTAIN VIEW, CALIFORNIA 94043

Dear Stockholder:

    You are cordially invited to attend the Special Meeting of Stockholders of Ariba, Inc. (the "Company"), which will be held at the Company's worldwide headquarters, 1565 Charleston Road, Mountain View, California, on Wednesday, November 1, 2000, at 8:00 a.m.

    Details of the business to be conducted at the Special Meeting are given in the attached Proxy Statement and Notice of Special Meeting of Stockholders.

    It is important that your shares be represented and voted at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Returning the proxy does NOT deprive you of your right to attend the Special Meeting. If you decide to attend the Special Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

    On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Special Meeting.

                                          Sincerely,
                                          /s/ KEITH J. KRACH

                                          KEITH J. KRACH
                                          CHAIRMAN OF THE BOARD AND CHIEF
                                          EXECUTIVE OFFICER

Mountain View, California
September   , 2000

                                  ARIBA, INC.
                              1565 CHARLESTON ROAD
                        MOUNTAIN VIEW, CALIFORNIA 94043

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                             ---------------------

                          TO BE HELD NOVEMBER 1, 2000

    The Special Meeting of Stockholders of Ariba, Inc. (the "Company") will be held at the Company's worldwide headquarters, 1565 Charleston Road, Mountain View, California, on Wednesday, November 1, 2000, at 8:00 a.m. for the following purposes:

    1. To approve an amendment to the Company's Certificate of Incorporation to increase the number of shares of Common Stock that the Company is authorized to issue from 600,000,000 to 1,500,000,000; and

    2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

    The foregoing items of business are more fully described in the attached Proxy Statement.

    Only stockholders of record at the close of business on September 26, 2000 are entitled to notice of, and to vote at, the Special Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for inspection at the Company's headquarters located at 1565 Charleston Road, Mountain View, California, during ordinary business hours for the ten-day period prior to the Special Meeting.

                                          By Order Of The Board Of Directors,

                                          /s/ EDWARD P. KINSEY

                                          Edward P. Kinsey
                                          SECRETARY

Mountain View, California
September   , 2000

                                   IMPORTANT
WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING. IF YOU DECIDE TO ATTEND THE SPECIAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

                                  ARIBA, INC.

                                ----------------

                                PROXY STATEMENT
                      FOR SPECIAL MEETING OF STOCKHOLDERS

                            ------------------------

                          TO BE HELD NOVEMBER 1, 2000

    These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Ariba, Inc., a Delaware corporation (the "Company"), for the Special Meeting of Stockholders (the "Special Meeting") to be held at the Company's worldwide headquarters, 1565 Charleston Road, Mountain View, California, on Wednesday, November 1, 2000, at 8:00 a.m., and at any adjournment or postponement of the Special Meeting. These proxy materials were
first mailed to stockholders on or about September   , 2000.

                               PURPOSE OF MEETING

    The specific proposals to be considered and acted upon at the Special Meeting are summarized in the accompanying Notice of Special Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

    The Company's Common Stock ("Common Stock") is the only type of security entitled to vote at the Special Meeting. On September 26, 2000, the record date for determination of stockholders entitled to vote at the Special Meeting, there
were             shares of Common Stock outstanding. Each stockholder of record on September 26, 2000 is entitled to one vote for each share of Common Stock held by such stockholder on September 26, 2000. Shares of Common Stock may not be voted cumulatively. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

QUORUM REQUIRED

    The Company's Bylaws provide that the holders of a majority of the Common Stock issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

VOTES REQUIRED

    Approval of the adoption of the amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock requires the affirmative vote of at least sixty-six and two-thirds percent
(66 2/3%) of the Common Stock issued and outstanding and entitled to vote at the Special Meeting. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as votes against the proposal.

PROXIES

    Whether or not you are able to attend the Special Meeting, you are urged to complete and return the enclosed proxy, which is solicited by the Company's Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR Proposal No. 1 and in the discretion of the proxy holders as to other matters that may properly come before the Special Meeting. You may revoke or change your proxy at any time before the Special Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the

Secretary of the Company at the Company's principal executive offices before the beginning of the Special Meeting. You may also automatically revoke your proxy by attending the Special Meeting and voting in person. All shares represented by a valid proxy received prior to the Special Meeting will be voted.

SOLICITATION OF PROXIES

    The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional soliciting material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services. The Company has also retained Corporate Investor Communications to assist in the solicitation of proxies. Corporate Investor Communications will receive a fee for such services of approximately $7,000 plus reasonable out-of-pocket expenses, which will be paid by the Company. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

                                 PROPOSAL NO. 1
                     AMENDMENT TO THE COMPANY'S CERTIFICATE
                                OF INCORPORATION

    The Board of Directors has determined that it is in the best interests of the Company and its stockholders to amend the Company's Amended and Restated Certificate of Incorporation, as currently in effect (the "Certificate of Incorporation"), to increase the number of authorized shares of Common Stock from 600,000,000 to 1,500,000,000 shares. Accordingly, the Board of Directors has unanimously approved the proposed Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Company, in the form attached hereto as Exhibit A (the "Certificate of Amendment"), and hereby solicits the approval of the Company's stockholders of the Certificate of Amendment. If the stockholders approve the Certificate of Amendment, the Board of Directors currently intends to file the Certificate of Amendment with the Secretary of State of the State of Delaware as soon as practicable following such stockholder approval. If the Certificate of Amendment is not approved by the stockholders, the Certificate of Incorporation will continue in effect.

    The Board of Directors believes that it is in the best interests of the Company and its stockholders to increase the number of authorized but unissued shares of Common Stock in order to have additional shares available to meet the Company's future business needs as they arise. As of August 31, 2000, 247,448,049 shares of Common Stock were outstanding. In addition, the Company has reserved up to approximately 35,603,853 shares of Common Stock for issuance upon the net exercise of outstanding warrants, based on current trading ranges, and 48,785,837 shares of Common Stock for issuance pursuant to the 1999 Equity Incentive Plan, the Employee Stock Purchase Plan and the 1999 Directors' Stock Option Plan. Among other things, the increase will make available shares of Common Stock for future activities that are consistent with the Company's growth strategy, including, without limitation, completing financings, establishing strategic relationships with corporate partners, acquiring or investing in complementary businesses or products, providing equity incentives to employees, officers or directors, or effecting stock splits or dividends. The Company has no current plans to issue any of the additional authorized shares of Common Stock.

POSSIBLE EFFECTS OF THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION

    If the stockholders approve the proposed Certificate of Amendment, the Board of Directors may cause the issuance of additional shares of Common Stock without further vote of the stockholders of the

Company, except as provided under Delaware corporate law or under the rules of any securities exchange on which shares of Common Stock of the Company are then listed. Current holders of Common Stock have no preemptive or similar rights, which means that current stockholders do not have a prior right to purchase any new issue of Common Stock in order to maintain their appropriate ownership thereof. The issuance of additional shares of Common Stock would decrease the proportionate equity interest of the Company's current stockholders and, depending upon the price paid for such additional shares, could result in dilution to the Company's current stockholders.

    The proposed Certificate of Amendment could, under certain circumstances, have an anti-takeover effect, although this is not the intention of the Company. For example, the substantial increase in the number of authorized shares of Common Stock could help the Company's management frustrate efforts of stockholders seeking to remove management and could have the effect of limiting stockholder participation in transactions such as mergers or tender offers, regardless of whether those transactions are favored by incumbent management. In addition, if the Certificate of Amendment is approved, the Board of Directors will have the ability to issue shares privately in transactions that could frustrate proposed mergers, tender offers or other transactions, even if those transactions are at substantial market premiums and are favored by a majority of the independent stockholders. Such an issuance of shares of Common Stock would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the Company. Although the Company has no current plans to issue any of the additional authorized shares of Common Stock for such purposes, if the Certificate of Amendment is approved by the stockholders, more capital stock of the Company will be available for such purposes than is currently available.

    In addition, the Certificate of Incorporation provides that the Board of Directors is divided into three classes of directors, with each class serving a staggered three-year term. This classification system of electing directors may tend to discourage a third party from making a tender offer or otherwise attempting to obtain control of the Company and may maintain the incumbency of the Board of Directors, as the classification of the Board of Directors generally increases the difficulty of replacing a majority of the directors. The Certificate of Incorporation also provides that all stockholder actions must be effected at a duly called meeting and not by a consent in writing. Further, provisions of the Certificate of Incorporation provide that the stockholders may amend certain provisions of the Certificate of Incorporation only with the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%), of the voting power of all of the outstanding shares of capital stock of the Company. These provisions of the Certificate of Incorporation could discourage potential acquisition proposals and could delay or prevent a change in control of the Company. These provisions are intended to enhance the likelihood of continuity and stability in the composition of the Board of Directors and in the policies formulated by the Board of Directors and to discourage certain types of transactions that may involve an actual or threatened change of control of the Company. These provisions are designed to reduce the Company's vulnerability to an unsolicited acquisition proposal. The provisions also are intended to discourage certain tactics that may be used in proxy fights. However, such provisions could have the effect of discouraging others from making tender offers for the Company's shares, and, as a consequence, they also may inhibit fluctuations in the market price of the Company's shares that could result from actual or rumored takeover attempts. Such provisions also may have the effect of preventing changes in our management. This proposal is not part of a plan by management to adopt a series of anti-takeover measures and management does not presently intend to purpose other anti-takeover measures in future proxy solicitiations.

    The Company is subject to Section 203 of the Delaware General Corporation Law ("DGCL Section 203"), which regulates corporate acquisitions. DGCL
Section 203 prevents certain Delaware corporations, including those whose securities are listed for trading on the Nasdaq National Market, from engaging, under certain circumstances, in a "business combination" with any "interested stockholder" for three years following the date that such stockholder became an interested stockholder. For purposes of DGCL Section 203, a "business combination" includes, among other things, a merger or consolidation involving the Company and the interested stockholder and the sale of more than ten percent (10%) of the Company's assets. In general, DGCL Section 203 defines an "interested stockholder" as any entity or person beneficially owning 15% or more of the outstanding voting stock of the Company and any entity or person affiliated with or controlling or controlled by such entity or person. A Delaware corporation may "opt out" of DGCL Section 203 with an express provision in its original certificate of incorporation or an express provision in its certificate of incorporation or bylaws resulting from amendments approved by the holders of at least a majority of the corporation's outstanding voting shares. The Company has not "opted out" of the provisions of DGCL Section 203.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO AUTHORIZE ADDITIONAL SHARES.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, as of August 31, 2000, certain information with respect to shares beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock, (ii) the Company's Chief Executive Officer and the six other most highly compensated executive officers who were serving as such as of September 30, 1999 and (iii) all current directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, more than one person has the power to vote or the power to dispose of the shares). As of August 31, 2000, the Company had 247,448,049 outstanding shares of Common Stock.

    In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty (60) days of the date as of which the information is provided. In computing the percentage ownership of any person, the number of shares outstanding is deemed to include the number of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

    To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

                                                                    SHARES BENEFICIALLY OWNED
                                                                     AS OF AUGUST 31, 2000(1)
                                                              --------------------------------------
BENEFICIAL OWNER                                              NUMBER OF SHARES   PERCENTAGE OF CLASS
----------------                                              ----------------   -------------------
Keith J. Krach**(2).........................................     18,889,191               7.6%

Paul Hegarty(3).............................................      2,921,000               1.2%

Robert C. Kagle(4)..........................................      1,152,692                 *

Robert Knowling(5)..........................................         12,500                 *

John B. Mumford(6)..........................................         88,270                 *

Hatim A. Tyabji(7)..........................................      1,018,760                 *

Rune C. Eliasen(8)..........................................      2,170,398                 *

Robert J. DeSantis(9).......................................      5,991,268               2.4%

Edward P. Kinsey(10)........................................      3,838,036               1.6%

K. Charly Kleissner(11).....................................      1,872,838                 *

Paul L. Melchiorre(12)......................................      1,031,701                 *

Paul C. M. Touw(13).........................................      2,011,756                 *

All current directors and executive officers as a group
  (11 persons)(14)..........................................     36,440,592             14.61%

------------------------

   * Less than 1% of the outstanding shares of Common Stock.

  ** Mr. Krach can be reached at Ariba, Inc., 1565 Charleston Road, Mountain
     View, CA 94043.

 (1) The number of shares of Common Stock deemed outstanding includes shares issuable pursuant to stock options that may be exercised within sixty
     (60) days after August 31, 2000.

 (2) Includes 1,822,267 shares subject to a repurchase right in favor of the Company.

 (3) Includes 90,000 shares issuable pursuant to stock options that may be exercised within sixty (60) days after August 31, 2000.

 (4) Includes 12,060 shares held in trusts for Mr. Kagle's children. Also includes 10,000 shares issuable pursuant to stock options that may be exercised within sixty (60) days after August 31, 2000.

 (5) Includes 12,500 shares issuable pursuant to stock options that may be exercised within sixty (60) days after August 31, 2000.

 (6) Includes 10,000 shares issuable pursuant to stock options that may be exercised within sixty (60) days after August 31, 2000.

 (7) Includes 10,000 shares issuable pursuant to stock options that may be exercised within sixty (60) days after August 31, 2000.

 (8) Includes 160,000 shares issuable pursuant to stock options that may be exercised within sixty (60) days after August 31, 2000. Also includes 373,333 shares subject to a repurchase right in favor of the Company.

 (9) Includes 469,749 shares issuable pursuant to stock options that may be exercised within sixty (60) days after August 31, 2000. Also includes 177,468 shares subject to a repurchase right in favor of the Company.

 (10) Includes 279,082 shares issuable pursuant to stock options that may be exercised within sixty (60) days after August 31, 2000. Also includes 101,834 shares subject to a repurchase right in favor of the Company.

 (11) Includes 417,418 shares issuable pursuant to stock options that may be exercised within sixty (60) days after August 31, 2000. Also includes 656,416 shares subject to a repurchase right in favor of the Company.

 (12) Includes 493,334 shares subject to a repurchase right in favor of the Company.

 (13) Includes 343,082 shares issuable pursuant to stock options that may be exercised within sixty (60) days after August 31, 2000. Also includes 62,667 shares subject to a repurchase right in favor of the Company.

 (14) Includes 2,343,498 shares issuable pursuant to stock options that may be exercised within sixty (60) days after August 31, 2000.

                 STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

    Stockholders who intend to have a proposal considered for inclusion in the Company's proxy materials for presentation at the 2001 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to the Company at its offices at 1565 Charleston Road, Mountain View, California 94043, Attn:
Edward P. Kinsey, not later than September 30, 2000. Stockholders who intend to present a proposal at the Company's 2001 Annual Meeting of Stockholders without inclusion of such proposal in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to provide advance notice of such proposal to the Company at the aforementioned address not earlier than November 14, 2000 and not later than December 14, 2000. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions established by the Securities and Exchange Commission.

                                 OTHER MATTERS

    The Company's Board of Directors knows of no other matters to be presented for stockholder action at the Special Meeting. However, if other matters do properly come before the Special Meeting or any adjournments or postponements thereof, the Company's Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                          By Order Of The Board Of Directors,

                                          /s/ EDWARD P. KINSEY
                                          Edward P. Kinsey
                                          SECRETARY

Mountain View, California
September   , 2000

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING. IF YOU DECIDE TO ATTEND THE SPECIAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE SPECIAL MEETING.

                                   EXHIBIT A

                        CERTIFICATE OF AMENDMENT OF THE
              AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
                                  ARIBA, INC.

    Ariba, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"),

    DOES HEREBY CERTIFY:

    FIRST: That the Board of Directors adopted a resolution setting forth a proposed amendment to the Amended and Restated Certificate of Incorporation of said Corporation and declaring said amendment advisable and directing that said amendment be submitted to the stockholders of said Corporation entitled to vote in respect thereof for their approval. The resolution setting forth said amendment is as follows:

        "RESOLVED, that the Amended and Restated Certificate of Incorporation of the Corporation be amended by replacing the first paragraph of Article IV thereof so that such paragraph shall be and read as follows:

           "This corporation is authorized to issue two classes of stock to be designated common stock ("Common Stock") and preferred stock ("Preferred Stock"). The number of shares of Common Stock authorized to be issued is One Billion Five Hundred Million (1,500,000,000), par value $0.002 per share, and the number of shares of Preferred Stock authorized to be issued is Twenty Million (20,000,000), par value $0.002 per share."

    SECOND: That thereafter said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law by obtaining a vote of at least sixty-six and two-thirds percent (66 2/3%) of the Common Stock in favor of said amendment in the manner set forth in Section 222 of the General Corporation Law of the State of Delaware.

    IN WITNESS WHEREOF, this Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Corporation has been signed by the
Chief Executive Officer and the Secretary of the Corporation this         day of
            , 2000.

                                          ARIBA, INC.

                                          By:
          ----------------------------------------------------------------------
                                            Keith J. Krach, CHIEF EXECUTIVE
                                          OFFICER

ATTEST:

By:
----------------------------
   Edward P. Kinsey, SECRETARY

                                                                     1872-SPS-00

PROXY                             ARIBA, INC.                              PROXY
                  1565 CHARLESTON ROAD, MOUNTAIN VIEW, CA 94043

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ARIBA, INC.
       FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 1, 2000

     The undersigned holder of Common Stock, par value $0.002, of Ariba, Inc. (the "Company") hereby appoints Keith J. Krach and Edward P. Kinsey, or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this Proxy all Common Stock of the Company that the undersigned stockholder would be entitled to vote if personally present at the Special Meeting of Stockholders (the "Special Meeting") to be held on Wednesday, November 1, 2000 at 8:00 a.m. local time, at the Company's worldwide headquarters, 1565 Charleston Road, Mountain View, California, and at any adjournments or postponements of the Special Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore executed for such matters.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED STOCKHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERING TO THE CORPORATE SECRETARY OF THE COMPANY EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE SPECIAL MEETING AND VOTING IN PERSON.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

     PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ENCLOSED ENVELOPE.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                                    (Reverse)
                                   ARIBA, INC.
       /X/ PLEASE MARK VOTES
           AS IN THIS EXAMPLE


1. To approve the amendment to the Company's Certificate of Incorporation to increase the number of shares of Common Stock authorized as set forth in the accompanying Proxy Statement.


          FOR    AGAINST   ABSTAIN

          / /    / /       / /


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

The undersigned acknowledges receipt of the accompanying Notice of Special Meeting of Stockholders and Proxy Statement.

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Signature:_________________________ Signature (if held jointly):__________________________ Date: _____________, 2000
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Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which this Proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by
President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.